Fair Value Measurements	9 Months Ended
Sep. 30, 2012
Fair Value Measurements [Abstract]
Fair Value Measurements

Note 10 – Fair Value Measurements

We measure the fair value of financial assets and liabilities on a recurring basis, defining fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value is based on assumptions that market participants would use when pricing an asset or liability, including assumptions about risk and the risks inherent in valuation techniques and the inputs to valuations. This includes not only the credit standing of counterparties involved and the impact of credit enhancements but also the impact of our own nonperformance risk on our liabilities. Fair value measurements are classified and disclosed in one of the following categories:

Level 1:       Fair value is based on actively-quoted market prices, if available.

Level 2:       In the absence of actively-quoted market prices, we seek price information from external sources, including broker quotes and industry publications. Substantially all of these inputs are observable in the marketplace during the entire term of the instrument, derived from observable data, or supported by observable levels at which transactions are executed in the marketplace.

Level 3:       If valuations require inputs that are both significant to the fair value measurement and less observable from objective sources, we must estimate prices based on available historical and near-term future price information and certain statistical methods that reflect our market assumptions.

We apply fair value measurements to certain assets and liabilities including commodity derivative instruments and embedded derivatives relating to conversion and change in control features in certain of our debt instruments. We seek to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

Financial assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurement. The following table summarizes the valuation of our investments and financial instruments by pricing levels as of September 30, 2012 and December 31, 2011:

	Quoted Market Prices	Significant Other	Significant
	in Active Markets -	Observable Inputs -	Unobservable Inputs	Total
	Level 1	Level 2	Level - 3	Fair Value
As of September 30, 2012:

Oil and gas puts	$-	$101	$3	$104
Embedded derivatives	-	-	(14,825)	(14,825)

Total derivative liabilities	$-	$101	$(14,822)	$(14,721)

As of December 31, 2011:

Oil and gas puts	$-	$1,038	$209	$1,247
Embedded derivatives	-	-	(16,067)	(16,067)

Total derivative liabilities	$-	$1,038	$(15,858)	$(14,820)

Our commodity derivative contracts were measured using income approach models that consider various inputs including current market and contractual prices for the underlying instruments, quoted forward prices for natural gas and crude oil, volatility factors and interest rates, such as a LIBOR curve for a similar length of time as the derivative contract term. The inputs for the fair value models for our oil puts were all observable market data and these instruments have been classified as Level 2. Although we utilized the same option pricing models to assess the fair values of our gas puts, an active futures market does not exist for our U.K. gas derivatives. We based the inputs to the option models for our U.K. gas derivatives on observable market data in other markets to verify the reasonableness of the counterparty quotes. These U.K. gas derivatives are classified as Level 3.

We use a derivative valuation model to derive the value of our embedded derivative features. Key inputs into this valuation model are our current stock price, risk-free interest rates, the stock volatility and our implied credit spread. The first three aforementioned inputs are based on observable market data and are considered Level 2 inputs while the last two aforementioned inputs are unobservable and thus require management's judgment and are considered Level 3 inputs. A decrease or increase in the implied credit spread of 5% would increase or decrease, respectively, the liability by approximately $2 million. A similar 5% decrease or increase in the stock volatility has an inverse effect to the change in the liability and would result in an approximately $2 million decrease or increase, respectively. The fair value measurement is considered a Level 3 measurement within the fair value hierarchy.

The following is a reconciliation of changes in fair value of net derivative assets and liabilities classified as Level 3:

	Nine Months Ended
	September 30,
	2012	2011
Balance at beginning of period	$(15,858)	$(26,703)
Realized and unrealized gains (losses) included in earnings	1,036	12,254
Balance at end of period	$(14,822)	$(14,449)

Changes in unrealized gains (losses) relating to derivatives assets and liabilities
still held at the end of the period	$1,036	$12,254